UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

Gabriel Bruno Designated as Principal Accounting Officer

On April 24, 2019, the Board of Directors (the “Board”) of Lincoln Electric Holdings, Inc. (the “Company”) designated Gabriel Bruno as its Principal Accounting Officer. Mr. Bruno, age 51, has served as Executive Vice President, Finance since January 1, 2019. Mr. Bruno also served in the roles of Executive Vice President, Chief Human Resources Officer and/or Chief Information Officer from February 2014 to December 31, 2018 and Vice President Chief Information Officer from May 2012 to February 2014. Prior to his roles as Chief Human Resources Officer and/or Chief Information Officer of the Company, Mr. Bruno served as Vice President, Corporate Controller from 2005 to May 2012.

Geoffrey P. Allman, who was the Company’s Principal Accounting Officer prior to Mr. Bruno’s appointment, continues to serve as Senior Vice President, Strategy & Business Development.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of the Company was held on Wednesday, April 24, 2019 at Lincoln Electric’s Welding Technology & Training Center, 22800 St. Clair Avenue, Cleveland, Ohio. At the 2019 Annual Meeting, 56,128,371 shares, of the 63,097,077 shares that were outstanding and entitled to vote (89%), were represented in person or by proxy, constituting a quorum.

The final results of voting on each of the matters submitted for a vote of security holders at the 2019 Annual Meeting are as follows:

Proposal 1 - Shareholders elected eleven directors, each to hold office until the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Curtis E. Espeland	49,700,407	112,489	6,315,475
Patrick P. Goris	49,689,012	123,884	6,315,475
Stephen G. Hanks	49,448,236	364,660	6,315,475
Michael F. Hilton	39,948,134	9,864,762	6,315,475
G. Russell Lincoln	49,472,791	340,105	6,315,475
Kathryn Jo Lincoln	48,981,182	831,714	6,315,475
William E. MacDonald, III	49,281,160	531,736	6,315,475
Christopher L. Mapes	48,813,388	999,508	6,315,475
Phillip J. Mason	49,691,543	121,353	6,315,475
Ben P. Patel	49,479,951	332,945	6,315,475
Hellene S. Runtagh	49,328,828	484,068	6,315,475

Proposal 2 - Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2019, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,384,950	687,273	56,148	0

Proposal 3 - Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,968,984	1,160,563	1,683,349	6,315,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: April 26, 2019	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President, General Counsel & Secretary